INVESTOR UPDATE May 2016 Chapel Hill (Dallas, TX) Livingston Center (Livingston, NJ)

© 2016 Kite Realty Group kiterealty.com Investor Update | 2 COMPANY SNAPSHOT KITE REALTY GROUP TRUST Note: All data as of 03/31/2016 unless otherwise noted. 1. Source: Bloomberg, as of 05/12/16. Dividend yield calculated as “Indicated Yield” per Bloomberg definition. 2. Demographic data for income pulled on a 3-mile radius, and population data based on a 5-mile radius. Source: STI: Popstats. Note: Cities referenced denote regional office locations. Number of Properties 121 Number of States 20 Total GLA (SF) 22mm Total Retail Operating Leased 95.4% Retail Operating Shop Leased 87.7% Annualized Base Rent (Per SF) $15.24 Average Center Size (SF) ~200,000 Portfolio Demographics (2) Average Household Income $83,000 Population > 181,000 PORTFOLIO SUMMARY RETAIL PORTFOLIO PRODUCT BREAKDOWN 67% Of Assets Anchored With A Grocery Grocery Anchored, 24% Hybrid (Power W/ Grocery), 43% Power / Regional Center, 30% Other, 3% Northeast: 11.2% of ABR Southeast: 16.7% of ABR Florida: 25.2% of ABR Midwest: 17.3% of ABR Midcentral: 17.3% of ABR West: 12.2% of ABR

© 2016 Kite Realty Group kiterealty.com Investor Update | 3 KITE’S 3-YEAR CORE ROADMAP TO UNLOCK VALUE FFO, as Adjusted AFFO Net Debt + Preferred / EBITDA Floating Rate Debt Shops Leased Dividend 2017 2018YE Goal 2015YE 2016 $1.99 6.98x 12% 87.6% $1.79 12% – 16% Growth 15% – 20% Growth ~5% Dividend Growth/Yr $1.09 Achieve Small Shop Leasing of 90% Floating Rate Exposure of <15% Reduce Leverage to 6.0x-6.25x 6.0x – 6.25x < 15% 90% $2.23 – $2.31 $1.26 $2.06 – $2.15 $1.15 Note: These are merely goals at this time and are subject to various contingencies, many of which are beyond the Company’s control. These goals are based on our current expectations of future conditions and performance. The Company’s actual performance may not meet these expectations.

© 2015 Kite Realty Group kiterealty.com Investor Update | 4 NEARLY 80% OF ABR FROM TOP 75 MSAs Regional Approach Proves Impactful As Majority Of Portfolio Income From Top Markets Source: Top 75 MSAs based on population counts from the U.S. Census.

Investor Update| 5 Fort Worth, TX Total Center SF 193,052 ABR per SF $23.75 % Leased 92.5% PORTFOLIO OF HIGH-QUALITY, DIVERSE ASSETS DELRAY MARKETPLACE CHAPEL HILL RIVERS EDGE CITY CENTER Delray, FL Total Center SF 260,092 ABR per SF $24.93 % Leased 95.1% Indianapolis, IN Total Center SF 149,209 ABR per SF $20.21 % Leased 100.0% White Plains, NY Total Center SF 493,162 ABR per SF $26.75 % Leased 96.0%

© 2016 Kite Realty Group kiterealty.com Investor Update | 6 ASSET QUALITY SUPPORTED BY TOP SUB-MARKETS ASSETS ACROSS THE TOP 5 MARKETS SUPERIORLY POSITIONED $46K $48K $54K $50K $47K $54K $68K $66K $61K $66K Florida Indiana Texas Nevada North Carolina State Median KRG Portfolio Median Household Income Source: STI: Popstats; information based on a 3-mile radius for the KRG portfolio.

© 2016 Kite Realty Group kiterealty.com Investor Update | 7 TOP TIER OPERATING EFFICIENCY 4.6% 4.6% 5.4% 6.5% 6.8% 6.7% 7.4% 8.5% 8.5% 9.3% 10.1% FRT WRI KRG ROIC DDR BRX RPT KIM RPAI EQY REG G&A / Revenues (%) 75.7% 75.4% 73.8% 73.5% 73.2% 72.3% 70.9% 70.5% 70.4% 69.6% 68.5% ROIC BRX KRG EQY REG KIM RPAI RPT DDR WRI FRT NOI Margin (%) Kite efficiency metrics are among the best in the industry Source: Data reflects trailing four quarters average for KRG, KIM, DDR, FRT, REG, RPAI, WRI, BRX, EQY, ROIC, RPT. Reflects pro rata income statement figures.

© 2016 Kite Realty Group kiterealty.com Investor Update | 8 2010 2016 OPERATIONAL EXCELLENCE 2010 2016 ABR PSF $12.80 $15.24 ~19% 2010 2016 SMALL SHOP LEASED 78.1% 87.7% +960 bps RECOVERY RATIOS 72.9% 87.6% +1,470 bps 4.4% 4.9% 4.9% 4.7% 4.4% 4.7% 4.8% 4.4% 3.7% 3.1% 3.4% 3.4% Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 SAME-PROPERTY NOI GROWTH CONSISTENTLY OUTPERFORMS INDUSTRY KRG Historical Avg. 4.2% Peer Avg.⁽¹⁾ ~3.2% 1. Peers include AKR, BRX, CDR, DDR, EQY, FRT, KIM, REG, ROIC, RPAI, RPT, WRI, as of 12/31/15. Same-store numbers exclude redevelopment.

© 2016 Kite Realty Group kiterealty.com Investor Update | 9 CULTURE & PASSION: TENANT FOCUSED Top Tenants By ABR # Stores % ABR 1 Publix 18 3.5% 2 TJ Maxx 22 2.5% 3 PetSmart 19 2.2% 4 Bed Bath & Beyond 18 2.1% 5 Ross Dress For Less 17 2.0% 6 Lowe’s 5 1.9% 7 Office Depot / Max 18 1.9% 8 Dick’s Sporting Goods 9 1.7% 9 Ascena 37 1.6% 10 Michael’s 6 1.4% Total 143 20.5% HI G H -Q U A LITY TENANT B AS E INVESTMENT GRADE RATED TOP TENANTS FL, 25% TX, 12% IN, 12% NV, 9% NC, 7% OK, 5% TRI-ST, 8% VA, 3% UT, 2% SC, 2% GA, 3% AL, 2% IL, 2% TN, 2% OTHER, 5% G EO G RAPHICA LL Y DIVE R SE 2016 LEASE ACTIVITY EXAMPLES First In Indiana: Cool Creek Commons (IN) First In Florida: Gainesville Plaza (FL) HIGH-QUALITY, DIVERSE REVENUE SOURCES IN TERMS OF TENANTS AND GEOGRAPHIES % of ABR by State

© 2016 Kite Realty Group kiterealty.com Investor Update | 10 2013 Q116 RESILIENT BALANCE SHEET; FURTHER ENHANCED FINANCIAL FLEXIBILITY NET DEBT / EBITDA 2010 Q116 FLOATING RATE EXPOSURE 21% 16% +50 bps ANNUAL CASH FLOW ~$9mm ~$50-60mm > 6x in 3 years 2010 Q116 7.0x >2x lower 9.1x  Maintain investment grade ratings  Reduce floating rate debt exposure to 15% or less  Reduce leverage to 6.0x-6.25x BALANCE SHEET INITIATIVES ON TRACK TO MEET 3-YEAR ROADMAP GOALS

© 2016 Kite Realty Group kiterealty.com Investor Update | 11 2016 2017 2018 2019 2020 2021 2022 2023 2024+ $163 $17 $64 $68 $446 $172 $359 $310 $167 Secured Debt Unsecured Debt Revolver Construction Loan $100mm new unsecured term loan debt due 2022 will be funded in 2016 Existing 2016 secured debt to be paid off with remaining $100mm draw from unsecured term loan WELL-STAGGERED DEBT MATURITY PROFILE 1. As of 03/31/2016; Chart excludes scheduled principal payments and net premiums. Term Loan in 2020 shown at final maturity after extension options exercised. Full potential revolver capacity of $500 million. Executed $200mm term loan due 2022 with delayed-draw feature. First $100mm funded at YE 2015, remaining to be funded in 2016. Remaining $100mm draw will be used to pay down 2016 secured debt. KRG’S PRO FORMA DEBT SCHEDULE (1) Minimal securitized debt maturing up to 2020

OVERVIEW OF THE 3-R'S

REDEVELOPMENT PIPELINE: THE 3-R'S

- **Redevelop:** substantial renovations; e.g. teardowns, remerchandising, exterior / interior improvements
- **Repurpose:** substantial alterations including changing the product-type
- **Reposition:** less substantial asset enhancements, generally $5mm or less

3-R's: $95-$110mm Over 18 Months

Average 3-R Return: 8-10%



Reposition
27%
Redevelopment
56%
Repurpose
17%

Expect To Maintain A Rolling ~$100mm Across The 3-R's

© 2015 Kite Realty Group kiterealty.com Investor Update | 12

© 2015 Kite Realty Group kiterealty.com Investor Update | 13 IN-PROCESS DEVELOPMENT & REDEVELOPMENT Parkside Town Commons – Phase II (Raleigh, NC) IN-PROCESS DEVELOPMENTS  In-process projects of $173.7mm  Over 95% funded  Over 90% pre-leased or committed  Generating ~$9mm in cash net operating income (“NOI”), yet to come online IN-PROCESS REDEVELOPMENTS  In-process projects of ~$36.5mm  Major Redevelopment:  City Center  Optimizing Existing Vacancies / Right-sizing:  Bolton Plaza Phase II  Northdale Promenade  Outparcel Opportunities:  Portofino Phase I  Castleton Crossing COMMENCED CONSTRUCTION ON 5 REDEVELOPMENT PROJECTS IN Q1’16 Castleton Crossing (IN): Outparcel Addition Tamiami Crossing (FL): Ground-Up Project

© 2016 Kite Realty Group kiterealty.com Investor Update | 14 FORWARD-LOOKING STATEMENTS This presentation, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as uncertainty added to the economic forecast due to oil and energy prices remaining relatively low in 2015 and early 2016; financing risks, including the availability of and costs associated with sources of liquidity; our ability to refinance, or extend the maturity dates of, our indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which we operate; acquisition, disposition, development and joint venture risks; property ownership and management risks; our ability to maintain our status as a real estate investment trust (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property we own; risks related to the geographical concentration of our properties in Florida, Texas, and Indiana; insurance costs and coverage; risks related to cybersecurity attacks and the loss of confidential information and other business disruptions; other factors affecting the real estate industry generally; and other risks identified in our Annual Report on Form 10-K and, from time to time, in other reports we file with the Securities and Exchange Commission (the “SEC”) or in other documents that we publicly disseminate. The company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. DISCLAIMER NON-GAAP FINANCIAL MEASURES Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO, FFO, as adjusted and AFFO are helpful to investors when measuring operating performance because they exclude various items included in net income or loss that do not relate to or are not indicative of operating performance, such as gains or losses from sales and impairments of operating properties and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. The Company believes that NOI is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company believes that same property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties. The Company believes that EBITDA and Adjusted EBITDA are helpful to investors when measuring operating performance because they exclude various items included in net income or loss that do not relate to or are not indicative of operating performance, such as impairments of operating properties and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. We believe this supplemental information provides a more meaningful measure of our operating performance. The Company believes presenting FFO, FFO, as adjusted, AFFO, NOI, same property NOI and metrics based on EBITDA or Adjusted EBITDA (such as Net Debt + Preferred / EBITDA) in this manner allows investors and other interested parties to form a more meaningful assessment of the Company’s operating results. For more information on the foregoing non-GAAP financial measures and reconciliations of net income to FFO, FFO, as adjusted, AFFO, NOI, same property NOI, EBITDA and Adjusted EBITDA for the quarter ended March 31, 2016, please see the Company’s Quarterly Financial Supplement for the quarter ended March 31, 2016, which is available on the Company’s website at http://ir.kiterealty.com/QuarterlyResults. For reconciliations of net income to FFO, FFO, as adjusted, AFFO, NOI, same property NOI, EBITDA and Adjusted EBITDA for the year ended December 31, 2015, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission and is available on the Company’s website at http://ir.kiterealty.com/Docs.